Exhibit 10.1

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

NOTE: Information in this document marked with an “[*]” has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Master SUPPLIER Agreement

Between

Paragon Networks International

And

CINGULAR Wireless LLC

Agreement No: PARA-SIA-120102-02

Effective Date: December 1, 2002

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

ARTICLE I

1.1	Preamble and Effective Date	5

1.2	Scope of Agreement	5

ARTICLE II - DEFINITIONS		5

ARTICLE III - GENERAL CLAUSES		8

3.1	Affiliate	8

3.2	Amendments and Waivers	8

3.3	Assignment	9

3.4	Cancellation and Termination	9

3.5	Compliance with Laws	10

3.6	Conflict of Interest	10

3.7	Construction and Interpretation	10

3.8	Cumulative Remedies	11

3.9	Delivery, Performance, [*]	11

3.10	Dispute Resolution	12

3.11	Entire Agreement	13

3.12	Force Majeure	13

3.13	Governing Law	13

3.14	Indemnity	14

3.15	Information	14

3.16	Infringement	15

3.17	Insurance	16

3.18	Invoicing and Payment	17

3.19	Licenses and Patents	17

3.20	[*]	17

3.21	[*]	17

3.22	[*]	18

3.23	M/WBE (and Appendices)	18

3.24	M/WBE Cancellation Clause	18

3.25	[*]	20

3.26	Notices	20

3.27	Ownership of Work Product	20

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

3.28	[*]	20

3.29	Publicity	20

3.30	Quality Assurance	21

3.31	Records and Audits	21

3.32	Severability	22

3.33	Survival of Obligations	22

3.34	Taxes	22

3.35	Term of Agreement	23

3.36	[*]	23

3.37	Warranty and Rebates	24

3.38	Work Orders	25

3.39	Workmanship	25

ARTICLE IV - SPECIAL CLAUSES		25

4.1	Access	25

4.2	Change Notices - Simple	26

4.3	Continuing Availability	27

4.4	[*]	27

4.5	Government Contract Provisions	27

4.6	Hazardous Materials and Regulated Substances	28

4.7	Independent Contractor	29

4.8	Insignia	30

4.9	Non-Intervention	30

4.10	[*]	30

4.11	Radio Frequency Energy Standards	30

4.12	Registration	31

4.13	Releases Void	31

4.14	[*]	31

4.15	Repairs Not Covered Under Warranty	31

4.16	Shipping and Packing	34

4.17	Statement(s) of Work and Form of Order(s)	35

4.18	[*]	35

4.19	[*]	36

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

4.20	[*]	36

4.21	Universal Design	36

4.22	Work Done By Others	37

ARTICLE V - CLAUSES APPLICABLE TO SOFTWARE AND SERVICES		37

5.1	[*]	37

5.2	Computer Asset Protection Requirements	37

5.3	Documentation	37

5.4	[*]	38

5.5	License	38

5.6	[*]	38

5.7	[*]	38

5.8	[*]	38

5.9	[*]	38

5.10	[*]	39

Appendices

Appendix 1.2(2) - SUPPLIER’s Applicable Price(s) and Description of Materials	40

Appendix 1.2(3) - Description of Applicable Specifications	41

Appendix 2.3 - [*]	42

Appendix 2.16 - Form of SUPPLIER’s Notice of [*]	43

Appendix 3.5 - Executive Orders and Federal Regulations	44

Appendix 3.22 - SUPPLIER Diversity	46

Appendix 3.35 - Work Order	47

Appendix 5.2 - CINGULAR Security Requirements	48

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

ARTICLE I

1.1 Preamble and Effective Date

This Master Purchase Agreement (hereinafter “Agreement”) is made by and between CINGULAR Wireless LLC, a Delaware limited liability company, with its principal office located at 5565 Glenridge Connector, Atlanta, Georgia 30342 (hereinafter “CINGULAR”) and Paragon Networks International with its principal office located at 61 Commerce Drive, Brookfield, CT 06804 (hereinafter “SUPPLIER”).

1.2 Scope of Agreement

Subject to the terms and conditions of this Agreement, SUPPLIER shall provide to CINGULAR the Material and Services described in Appendix 1.2(2), pursuant and in conformance to Orders submitted by CINGULAR. The applicable price for the Materials and Services is specified in Appendix 1.2(2). SUPPLIER agrees that the Material and Services shall strictly conform to the Specifications, including those specified in Appendix 1.2(3).

ARTICLE II - DEFINITIONS

2.1 [*]

2.2 [*]

2.3 [*]

2.4 [*]

2.5 “Affiliate” shall mean any entity which controls, is controlled by or is under common control with CINGULAR, or any partnership, joint venture, consortium or other such entity in which CINGULAR or its Affiliates have any “material form of ownership” shall be deemed to include partnerships, joint ventures, consortiums or other entities in which CINGULAR or its Affiliates have at least a thirty percent (3 0%) ownership interest. In addition to the foregoing, the term “Affiliate” shall also be deemed to include any of seven rural telephone companies who are assignees of portions of CINGULAR’s FCC license for MTA 006, pursuant to partitioning rights that were granted such companies as limited partners in BellSouth Carolinas PCS, L.P.

Affiliates any also place orders under this Agreement, which orders shall be subject to the terms and conditions of this Agreement and, as to such orders, such Affiliate will become a purchaser hereunder. If any Affiliate places an order under this Agreement, SUPPLIER and such Affiliate shall separately negotiate the scope of work, the compensation, and other specifics, as appropriate.

2.6 “Agreement” shall have the meaning specified in the section called “Entire Agreement.”

2.7. “Bypass” or “Work Around” means a temporary procedure by which a User can avoid

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

a reported problem by changes to the procedures followed or date supplied by the User when using the Software or a temporary Fix supplied by the SUPPLIER.

2.8 “Cancellation” means the occurrence by which either party puts an end to this Agreement or Orders placed under this Agreement for breach by the other and its effect is the same as that of “Termination” and, except as otherwise provided for herein, the canceling party also retains any remedy for breach of the whole Agreement or any unperformed balance.

2.9 “Delivery” means SUPPLIER’s obligation to provide Materials and/or Services that strictly conform to the Specifications as specified in Section 3.9 [*]

2.10 “Delivery Date” means the date on which the parties agree SUPPLIER is scheduled in this Agreement or an Order to complete its Delivery.

2.11 “Enhancement” means a new version of the Software that adds substantially new features and functionality in addition to the original functional characteristics of the Software as provided to CINGULAR. Said Enhancement shall be deemed to be a new item of Software, shall be subject to additional license fees, [*] and warranty, unless otherwise agreed between the parties.

2.12 “Error(s)” means a failure of the Software to conform to SUPPLIER’s marketing literature, the response time as warranted, the documentation and operating manuals furnished by SUPPLIER and the Specifications governing said Software at the time the Order or Statement of Work (“SOW”) was sent to SUPPLIER; where such failure impacts operational performance, functional performance or licensability.

2.13 “Fix(es)” means corrections of Error(s) in order for the Software to continue performing functionally in the manner for which it was acquired and any and all improvements that relate to performance but do not provide new features or functionality for the Software.

2.14 “Goods” shall mean Materials, Products, and/or Software, and/or Services, and/or Documentation, and/or Technical Education, and/or spare parts (but not including end-user devices), as the context requires.

2.15	“Hardware” means all tangible materials, products and equipment provided by SUPPLIER.

2.16 “Harmful Code” means computer viruses, worms, trap doors, time bombs, undocumented passwords, disabling code (which renders Material unusable until a patch or new password is provided), or any similar mechanism or device.

2.17 “Information” means all ideas, discoveries, concepts, know-how, trade secrets, techniques, designs, specifications, drawings, sketches, models, manuals, samples, tools, computer programs, technical information, and other confidential business, customer or personnel information or data, whether provided orally, in writing, or through electronic or other means.

2.18 “Installation” shall mean Products and Software mounting, placing, modification, assembly, cabling, wiring, and testing to be performed by SUPPLIER, according to SUPPLIER’s standard commercial specification, and procedures or those, mutually agreed to by both parties.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

2.19 “Laws” shall have the meaning specified in the section called “Compliance with Laws.”

2 20 “Liability” means all losses, damages, expenses, costs, penalties, fines, fees, including reasonable attorneys’ fees and expert witness fees arising from or incurred in connection with a claim or cause of action related to performance or omission of acts under this Agreement or any Order, including, but not limited to, claims or causes of actions brought by third parties.

2.21 “Material” means a unit of equipment, apparatus, components, tools, supplies, material, product, Hardware, or firmware thereto, or Software purchased or licensed hereunder by CINGULAR from SUPPLIER and includes third party Materials provided or furnished by SUPPLIER. Materials shall be deemed to include any replacement parts.

2.22 [*]

2.23 “Notice of Critical Software Defects Found” means a written document provided by CINGULAR to SUPPLIER and states that CINGULAR has determined that the related software have been tested and are not in compliance with the Specifications.

2.24 “Notice of Material Defection Found” means a written document provided by CINGULAR to SUPPLIER and states that CINGULAR has determined that the Material have been tested and are not in compliance with the Specifications.

2.25 “Object Code” means a the fully compiled or assembled series of instructions in machine language which will guide the operation of a processor.

2.26 “Order” or “Work Order” means such purchase orders, forms, memoranda or other written communications as may be delivered to SUPPLIER for the purpose of Ordering Materials and Services hereunder.

2.27 “Program Material” or “Documentation” means all documentation, including, but not limited to, user instructions and training materials.

2.28 “Products” means Equipment, Software, Materials, and Supplies purchased hereunder.

2.29 “Service(s)” means any and all labor or service provided in connection with this Agreement or an applicable Order, including but not limited to, consultation, engineering, installation, removal, maintenance, training, technical support, repair, and programming.

2.30 “Software” means the computer program or programs consisting of a set or sets of logical instructions and tables of information which guides the functions of a processor including Object Code, Source Code, Documentation and all Fixes, Upgrades, Enhancements, modifications and updates made thereto and provided hereunder.

2.31 “Source Code” means the computer program expressed in a source or human readable language consisting of a full source language statement of the program comprising the Software and complete maintenance documentation, procedures, flow charts, schematic diagrams and annotations which comprise the precoding detail design specification, and all other material

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

necessary to allow a reasonable skilled programmer or analyst to maintain and enhance the Software without the assistance of the SUPPLIER or reference to other material.

2.32 “SUPPLIER Feature Trial Report” means a written document provided by SUPPLIER to CINGULAR and shall contain information requested herein in Section 3.9 Delivery, Performance, [*].

2.33 “Specs” or “Specifications” mean (i) SUPPLIER’s applicable specifications and descriptions, including any warranty statements, and (ii) CINGULAR’s requirements, specifications, and descriptions specified in, or attached to, this Agreement or an applicable Order, which shall control over an inconsistency with SUPPLIER’s specifications and descriptions.

2.34 “Termination” means the occurrence by which either party, pursuant to the provisions or powers of this Agreement or laws and regulations, puts an end to this Agreement and/or Orders placed under this Agreement other than for breach. On “Termination” all executory obligations are discharged, but any right based on breach of performance survives except as otherwise provided herein.

2.35 [*]

2.36 [*]

2.37 “User(s)” means CINGULAR and its authorized Third Parties, as well as each of their respective employees, agents, representatives and customers, if any, who use goods or services relating to, resulting from, or arising out of Products and/or Services provided by SUPPLIER hereunder.

ARTICLE III - GENERAL CLAUSES

3.1 Affiliate

SUPPLIER agrees that an Affiliate may place Orders with SUPPLIER which incorporate the terms and conditions of this Agreement, and that the term “CINGULAR” shall be deemed to refer to an Affiliate when an Affiliate places an Order with SUPPLIER under this Agreement. An Affiliate will be responsible for its own obligations, including but not limited to, all charges incurred in connection with such Order. The parties agree that nothing in this Agreement will be construed as requiring CINGULAR to indemnify SUPPLIER, or to otherwise be responsible, for any acts or omissions of an Affiliate, nor shall anything in this Agreement be construed as requiring an Affiliate to indemnify SUPPLIER, or to otherwise be responsible, for the acts or omissions of CINGULAR.

3.2 Amendments and Waivers

This Agreement and any Orders placed hereunder may be amended or modified only by a written document signed by the authorized representative of the party against whom enforcement is sought; provided that CINGULAR may, at any time, make changes to the scope of work, and SUPPLIER shall not unreasonably withhold or condition its consent. An equitable adjustment

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

shall be made if such change substantially affects the time of performance or the cost of the work to be performed under this Agreement. Such cost adjustment shall be made on the basis of the actual cost of the work, unless otherwise agreed in writing. No course of dealing or failure of either party to strictly enforce any term, right or condition of this Agreement shall be construed as a general waiver or relinquishment of such term, right, or condition. A waiver by either party of any default shall not be deemed a waiver of any other default.

3.3 Assignment

CINGULAR may assign this Agreement and its rights and may delegate its duties under this Agreement either in whole or in part, at any time and without SUPPLIER’s consent, to any present or future Affiliated company or successor company of CINGULAR. CINGULAR shall give SUPPLIER written notice of such assignment or delegation. The assignment shall not affect nor diminish any rights or duties that SUPPLIER or CINGULAR may then or thereafter have as to Material, software or services ordered by CINGULAR before the effective date of the assignment. Written notice to the SUPPLIER releases and discharges CINGULAR, to the extent of the assignment, from all further duties under this Agreement, except with respect to Material, software or services that CINGULAR ordered before the effective date of the assignment. SUPPLIER must have CINGULAR’s written consent before SUPPLIER assigns or otherwise delegates any work it is to perform under this Agreement, in whole or in part, or assigns any of its rights, interests or obligations hereunder. SUPPLIER shall deliver to CINGULAR written notice of SUPPLIER’s intent to assign, at least thirty (30) days before assignment. CINGULAR shall consider void any assignment to which it has not consented, except where SUPPLIER assigns its rights to receive monies pursuant to this Agreement. In such case, SUPPLIER only needs to notify CINGULAR in writing. However, SUPPLIER cannot assign monies due if SUPPLIER tries to transfer to the assignee any of SUPPLIER’s other rights or obligations hereunder. SUPPLIER shall not make an assignment that prevents CINGULAR from dealing solely and directly with SUPPLIER on all matters pertaining to this Agreement. Such matters include amending this Agreement and/or settling amounts due either party by the other hereunder.

3.4 Cancellation and Termination

a.	Cancellation

1.	[*]

2.	[*]

b.	Termination

[*]

c.	Bankruptcy

In addition to all other rights or remedies provided for in this Agreement or by law, CINGULAR may immediately cancel this Agreement if: (1) SUPPLER becomes insolvent or makes a general assignment for the benefit of creditors; (2) SUPPLIER admits in writing the inability to pay debts

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

as they mature; (3) Any court appoints a trustee or receiver with respect to SUPPLIER or any substantial part of SUPPLIER’s assets; or (4) An action is taken by or against SUPPLER under any bankruptcy or insolvency laws or laws relating to the relief of debtors, including the Federal Bankruptcy Act.

d.	[*] Cancellation and Termination

[*]

3.5 Compliance with Laws

[*]

3.6 Conflict of Interest

SUPPLIER represents and warrants that no officer, director, affiliate, employee, or agent of CINGULAR has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration, by or from SUPPLIER or any of SUPPLIER’s officers, directors, employees, or agents in connection with the obtaining, arranging, or negotiation of this Agreement or other documents entered into or executed in connection with this Agreement.

3.7 Construction and Interpretation

a.	The language of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any party. The parties agree that this Agreement has been prepared jointly and has been the subject of arm’s length and careful negotiation. Each party has been given the opportunity to independently review this Agreement with legal counsel and other consultants, and each party has the requisite experience and sophistication to understand, interpret, and agree to the particular language of the provisions. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, the drafting of the language of this Agreement shall not be attributed to either party.

b.	Article, section, or paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. The use of the word “include” shall mean “includes, but is not limited to.” The singular use of words shall include the plural use and vice versa. All obligations and rights of the parties are subject to modification as the parties may specifically provide in an Order. “Services” and “Software” shall be treated as “goods” for purposes of applying the applicable Uniform Commercial Code. If there is an inconsistency or conflict between the terms in this Agreement and in an Order, the terms in the Order shall take precedence.

c.	Whenever any party is entitled to interest under this Agreement, the amount of interest shall be determined using [*] per annum, or the highest amount allowed by law, whichever is lower.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

3.8 Cumulative Remedies

Except as specifically identified as a party’s sole remedy, any rights of Cancellation, Termination, [*], or other remedies prescribed in this Agreement are cumulative and are not exclusive of any other remedies to which the injured party may be entitled. Neither party shall retain the benefit of inconsistent remedies.

3.9 Delivery, Performance, [*]

a.	Delivery

1.	Delivery Requirements

[*]

Time is of the essence [*].

(i) [*]

(ii) [*]

2.	Expedited Delivery

Expedited Delivery is defined as delivery before the standard shipment intervals as specified within this Agreement. [*] SUPPLIER and CINGULAR are committed to reducing the need for expedited deliveries while maintaining a strong commitment to customer service requirements. Should CINGULAR request expedited delivery, SUPPLIER will determine whether such expedited delivery is achievable and, if so, CINGULAR and SUPPLIER will mutually agree upon the expedited delivery date. SUPPLIER will keep CINGULAR apprised of its progress in meeting such delivery dates and will promptly notify CINGULAR of any potential delays.

b.	Performance

SUPPLIER is committed to [*] fulfillment of CINGULAR’s expectations as described in the Agreement and all supplements. [*]

[*] In addition, CINGULAR retains all other rights or remedies available to CINGULAR.

c.	[*]

1. [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

[*]

2. [*]

[*]

3.10 Dispute Resolution

a.	CINGULAR and SUPPLIER shall use their best efforts to settle any dispute or claim arising from or relating to this Agreement. To accomplish this, they shall negotiate with each other in good faith. If CINGULAR and SUPPLIER do not reach agreement within 30 days of first receiving notice of dispute, instead of suing in court, CINGULAR and SUPPLIER agree to arbitrate any and all disputes and claims (including but not limited to claims based on or arising from an alleged tort) arising out of or relating to this agreement, or to any prior agreement for Products and/or Services between SUPPLIER and CINGULAR or any of SUPPLIER’s or CINGULAR’s affiliates or predecessors in interest.

b.	Not-withstanding the provisions of paragraph (a), no claim or dispute shall be submitted to arbitration if, at the time of the proposed submission, such dispute or claim involves an attempt to collect a debt owed to the CINGULAR by the SUPPLIER.

c.	The arbitration of any dispute or claim shall be conducted in accordance with the Wireless Industry Arbitration Rules (“WIA Rules”) as modified by this Agreement and as administered by the American Arbitration Association (“AAA”). The WIA rules and fee information are available from CINGULAR or the AAA upon request.

d.	CINGULAR and SUPPLIER acknowledge that this Agreement evidences a transaction in interstate commerce and that the United States Arbitration Act and Federal Arbitration law shall govern the interpretation and enforcement of, and proceedings pursuant to, this or a prior Agreement.

e.	Unless CINGULAR and SUPPLIER agree otherwise, the location of any arbitration shall be in [*].

f.	[*]

g.	Except as otherwise provided herein, all fees and expenses of the arbitration shall [*].

h.	The arbitrator(s) must give effect to the limitations on CINGULAR’s liability as set forth in this or a prior Agreement, any applicable tariff, law, or regulation.

i.	In any arbitration utilizing the rules applicable to Large/Complex cases, as defined under the WIA rules, the arbitrators must also apply the Federal Rules of Evidence, and the losing party may have the award reviewed in accordance with the review procedures set forth in the W1A rules.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

j.	SUPPLIER agrees that CINGULAR and SUPPLIER each is waiving its respective right to a trial by jury, SUPPLIER acknowledges that arbitration is final and binding and subject to only very limited review by a court. If for some reason this arbitration clause is at some point deemed inapplicable or invalid, SUPPLIER and CINGULAR agree to waive, to the fullest extent allowed by law, any trial by jury, in such case, a judge shall decide the subject dispute or claim.

CINGULAR, SUPPLIER and Arbitrator(s) shall not disclose the existence, content, or results of any arbitration. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction.

3.11 Entire Agreement

The terms contained in this Agreement, and any Orders or SOWs, including all appendices and subordinate documents attached to or referenced in the Agreement or any Orders, will constitute the entire integrated Agreement between SUPPLIER and CINGULAR with regard to the subject matter herein. This Agreement will supersede all prior oral and written communications, agreements, and understandings of the parties, if any, with respect hereto. Acceptance of Material or Services, payment or any inaction by CINGULAR shall not constitute CINGULAR’s consent to or acceptance of any additional or different terms from that stated in this Agreement, except for terms in an Order placed by CINGULAR and signed by both Parties. Estimates furnished by CINGULAR shall not constitute commitments.

3.12 Force Majeure

Neither party shall be deemed in default of this Agreement or any Order to the extent that any delay or failure in the performance of its obligations results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, or strikes (“Force Majeure”).

If any Force Majeure condition affects SUPPLIER’s ability to perform, SUPPLIER shall give immediate notice to CINGULAR and CINGULAR may elect to either: (1) Terminate the affected Order(s) or any part thereof, (2) suspend the affected Order(s) or any part for the duration of the Force Majeure condition, with the option to obtain elsewhere Materials and Services to be furnished under such Order(s) and deduct from any commitment under such Order(s) the quantity of the Materials and Services obtained or for which commitments have been made elsewhere or (3) resume performance under such Order(s) ..once the Force Majeure condition ceases, with an option in CINGULAR to extend any affected Delivery Date or performance date up to the length of time the Force Majeure condition endured. Unless CINGULAR gives written notice within thirty (30) days after being notified of the Force Majeure condition, option (2) shall be deemed selected.

3.13 Governing Law

THIS AGREEMENT AND PERFORMANCE HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE [*] EXCLUSIVE OF ITS CHOICE OF LAWS PROVISIONS.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

3.14 Indemnity

SUPPLIER agrees to indemnify and hold CINGULAR harmless from any and all liabilities, causes of action, lawsuits, penalties, claims or demands (including the costs, expenses and reasonable attorneys’ fees on account thereof) that may be made by:

a.	[*].

b.	Any of either SUPPLIER’s, its agent’s or subcontractor’s employees or former employees for which SUPPLIER’s, its agents’ or subcontractors’ liability to such employee or former employee would otherwise be subject to payments under the Workers’ Compensation laws or an Employer’s Liability policy, premises liability principles or any other law or form of legal duty or obligation; and

c.	Either SUPPLIER’s, its agent’s or subcontractor’s employees or former employees for Applicants at SUPPLIER’s job site, for any and all claims arising out of the employment relationship with respect to performing under this Agreement. [*].

[*]. CINGULAR shall notify SUPPLIER promptly of any written claims or demands against CINGULAR for which SUPPLIER is responsible hereunder.

SUPPLIER agrees to defend CINGULAR, [*], against any such Liability, claim, demand, suit or legal proceeding including those instigated by a third party to SUPPLIER. CINGULAR agrees to notify SUPPLIER within a reasonable time of any written claims or demands against CINGULAR for which SUPPLIER is responsible. SUPPLIER shall also (1) keep CINGULAR fully informed as to the progress of such defense, and (2) afford CINGULAR, [*], an opportunity to participate with SUPPLIER in the defense or settlement of any such claim.

[*].

3.15 Information

Information - CINGULAR

Any Information furnished to SUPPLIER in connection with this Agreement, including Information provided under a separate Non Disclosure Agreement in connection with discussion prior to executing this Agreement, shall remain CINGULAR’s property. Unless such Information was previously known to SUPPLIER free of any obligation to keep it confidential, or has been or is subsequently made public by CINGULAR or a third party, without violating a confidentiality obligation, it shall be kept confidential by SUPPLIER, shall be used only in performing under this Agreement, and may not be used for other purposes except as may be agreed upon between SUPPLIER and CINGULAR in writing. SUPPLIER is granted no rights or license to such Information. All copies of such Information, in written, graphic or other tangible form, shall be returned to CINGULAR upon the earlier of (i) CINGULAR’s request or (ii) upon Termination, Cancellation, or expiration of this Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

[*]. Therefore, it shall be CINGULAR’s option, in its sole discretion, to furnish SUPPLIER copies of such documents or to discuss such documents with SUPPLIER. SUPPLIER’s use of field trial reports furnished by CINGULAR shall be governed by the Publicity section in addition to the provisions contained in this section, Information.

Information - SUPPLIER

[*]. No Information furnished by SUPPLIER to CINGULAR in connection with this Agreement shall be considered to be confidential or proprietary unless it is conspicuously marked as such. If SUPPLIER provides CINGULAR with any proprietary or confidential Information which is conspicuously marked, CII’IGULAR shall use the same degree of care to prevent its disclosure to others as CINGULAR uses with respect to its own proprietary or confidential Information. Notwithstanding the preceding sentences, no installation, operations, repair, or maintenance Information of SUPPLIER which pertains to the Material and Services which are the subject of this Agreement shall be considered to be proprietary or confidential, and CINGULAR may disclose such Information to others for the purpose of installing, operating, repairing, replacing, removing, and maintaining the Material for which it was initially furnished.

3.16 Infringement

a.	SUPPLIER agrees to indemnify and hold CINGULAR harmless from and against any Liability, (including increased damages for willful infringement) that may result by reason of any infringement, or claim of infringement, of any trade secret, patent, trademark, copyright, or other proprietary interest of any third party based on the normal use or installation of any Material or Services furnished to CINGULAR, except to the extent that such claim arises from SUPPLIER’s compliance with CINGULAR’s detailed instructions. Such exception will not, however, include any infringement or claim of infringement based upon:

1. products, software, or documentation which are available on the open market; or

2. products, software, or documentation of SUPPLIER’s origin, design or selection.

b.	[*]

c.	If an injunction or order is obtained against CINGULAR’s use of any Material or Service, or, if, in SUPPLIER’s opinion, any Material or Service is likely to become the subject of a claim of infringement, SUPPLIER will, [*]:

1. Procure for CINGULAR the right to continue using the Material or Service; or

2. [*]

d.	[*].

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

e.	In no event will CINGULAR be liable to SUPPLIER for any charges after the date that CINGULAR no longer uses any Material or Service because of actual or claimed infringement.

f.	SUPPLIER agrees to defend or settle, [*], any action or suit for which it is responsible under this section. CINGULAR agrees to notify SUPPLIER promptly of any claim of infringement and cooperate in every reasonable way to facilitate the defense. SUPPLIER shall afford CINGULAR, [*], an opportunity to participate on an equal basis with SUPPLIER in the defense or settlement of any such claim.

3.17 Insurance

Without limiting any other obligation or liability of SUPPLER under this Agreement, SUPPLIER agrees that upon execution of this Agreement and through its entire effective period, SUPPLIER shall procure and maintain insurance coverage, at its sole cost and expense, with limits and conditions not less than those specified below. A combination of primary and excess/umbrella liability policies will be acceptable as a means to meet the limits specifically required herein. If excess/umbrella liability policies are in place, they must follow the form of the underlying liability policy(s).

a	Comprehensive or Commercial General Liability Insurance, written on an occurrence form, including but not limited to premises- operations, broad form property damage, products/completed operations, contractual liability, independent contractors, personal injury and advertising injury and liability assumed under an insured contract, with limits of at least [*], combined single limit.

b.	Worker’s Compensation and Employers Liability Insurance with statutory limits as required by the state(s) in which the work is to be performed SUPPLIER will provide a written waiver of Worker’ Compensation subrogation. If SUPPLIER is self-insured for Workers’ Compensation, copy of a current self-insured certificate from the state(s) in which the work is to be performed must be provided prior to the work being performed Employer Liability insurance must be at least [*] per occurrence.

c.	Business Automobile Liability including coverage for owned, hired, leased, rented and non- owned vehicles of [*] combined single limit bodily injury and property damage per occurrence.

The SUPPLIER shall also require all subcontractors performing work on the project or who may enter upon the work site to maintain the same insurance requirements listed above. Should the insurance policy limits be exhausted or should the SUPPLIER fail to maintain the required insurance coverages, SUPPLIER is still liable should a loss occur Prior to performing work, SUPPLIER must obtain the required minimum insurance and provide Certificates of Insurance to CINGULAR showing coverage and limits not less than the minimum amounts shown herein CINGULAR must be listed as an additional insured under the primary and excess insurance policy(s), with the exception of Workers Compensation The minimum required insurance shall be written by a SUPPLIER licensed to do business in the state(s) where the work is to be performed at the time the policies are issued

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

All such certificate and policies shall include provision whereby CINGULAR mist be given thirty (30) days advance written notice of the insurer’s intention to cancel or materially change the policies specified herein Such policy shall be primary to any coverage CINGULAR may have, independent of the Agreement.

3.18 Invoicing and Payment

a.	Except as otherwise specified in an Order, SUPPLIER shall render an invoice in duplicate promptly after the Delivery of Materials or performance of Services. The invoice shall specify in detail (1) quantities of each ordered item, (2) unit prices of each ordered item, (3) unit warranty prices per item ordered, (4) whether the item is taxable and the amount of tax per item, (5) item and commodity codes, (6) total amounts for each item, (7) total amount of applicable sales or use taxes, (8) discounts, (9) shipping charges, (10) total amount due, and (11) software right-to-use fees as either “application” or “operational.” [*] If CINGULAR disputes any invoice rendered or amount paid, CINGULAR shall so notify SUPPLIER. The parties shall use their best efforts to resolve such dispute expeditiously. [*].

b.	Invoices for or including freight charges shall be accompanied by legible copies of prepaid freight bills, express receipts, or bills of lading supporting the invoice amounts. Such invoices shall include (1) carrier’s name, (2) date of shipment, (3) number of pieces, (4) weight, and (5) freight classification.

c.	[*]

d.	[*]

e.	SUPPLIER agrees to accept standard, commercial methods of payment and evidence of payment obligation including, but not limited to, credit card payments, purchasing cards, CINGULAR’s purchase orders and electronic fund transfers in connection with the purchase of the Materials and Services.

3.19 Licenses and Patents

No licenses, express or implied, under any patents, copyrights, trademarks, or other intellectual property rights are granted by CINGULAR to SUPPLIER under this Agreement.

3.20 [*]

[*]

3.21 [*]

[*]

a.	[*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

b.	[*]

3.22 [*]

a.	[*]

[*]

[*]

[*]

[*]

b.	[*]

[*]

3.23 M/WBE (and Appendices)

a.	SUPPLIER will make a good faith effort to meet the goals for the participation of M/WBE and DVBE firms (as defined in the Section entitled “MBE/WBE/DVBE Cancellation Clause”) as follows: 10% annual MBE participation; 10% annual WBE participation; and 2% annual DVBE participation. These goals apply to all annual expenditures by any entity pursuant to this Agreement with SUPPLIER.

b.	Attached hereto and incorporated herein as Appendix 3.22(a) is SUPPLIER’s completed Participation Plan outlining its M/WBE-DVBE goals and specific and detailed plans to achieve those goals. SUPPLIER will submit an updated Participation Plan annually by the first week in January. SUPPLIER will submit M/WBE-DVBE Results Reports quarterly by the end of the first week following the close of each quarter, using the form attached hereto and incorporated herein as Appendix 3.22(b). Participation Plans and Results Reports will be submitted to the Prime SUPPLIER Results Manager.

3.24 M/WBE Cancellation Clause

a.

SUPPLIER agrees that falsification or misrepresentation of, or failure to report a disqualifying change in, the MBE/WBE/DVBE status of SUPPLIER or any subcontractor utilized by SUPPLIER; or SUPPLIER’s failure to comply in good faith with any MBE/WBE/DVBE utilization goals established by SUPPLIER; or SUPPLIER’s failure to cooperate in any investigation conducted by CINGULAR, or by CINGULAR’s agent, to determine SUPPLIER’s compliance with this section, will constitute a material breach of this Agreement. In the event of any such breach, CINGULAR may, at its option, cancel (“Cancel”) this Agreement upon thirty (30) days notice. SUPPLIER acknowledges and agrees that CINGULAR’s right to Cancel is absolute and unconditional, and CINGULAR shall not

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

be subject to liability, nor shall SUPPLIER have any right to suit for damages as a result of such cancellation.

b.	For purchases under this Agreement by Pacific Bell, Pacific Bell Directory, Pacific Bell Mobile Services, Pacific Bell Information Services, Pacific Bell Communications, and any other entity operating principally in California (collectively “California Affiliates”), Minority and Women Business Enterprises (MBEs/WBEs) are defined as businesses which satisfy the requirements of paragraph d below and are certified as MBEs/WBEs by the California Public. Utilities Commission Clearinghouse (“CPUC-certified”).

c.	For purchases under this Agreement by any entity that is not a California Affiliate, MBEs/WBEs are defined as businesses which satisfy the requirements of paragraph d below and are either CPUC-certified or are certified as MBEs/WBEs by a certifying agency recognized by CINGULAR.

d.	MBEs/WBEs must be at least 51% owned by a minority individual or group or by one or more women (for publicly-held businesses, at least 51% of the stock must be owned by one or more of those individuals), and the MBEs/WBEs’ management and daily business operations must be controlled by one or more of those individuals, and these individuals must be either U.S. citizens or legal aliens with permanent residence status. For the purpose of this definition, minority group members include male or female Asian Americans, Black Americans, Filipino Americans, Hispanic Americans, Native Americans (i.e., American Indians, Eskimos, Aleuts and Native Hawaiians), Polynesian Americans, and multi-ethnic (i.e., any combination of MBEs and WBEs where no one specific group has a 51% ownership and control of the business, but when aggregated, the ownership and control combination. meets or exceeds the 51% rule). “Control” in this context means exercising the power to make policy decisions. “Operate” in this context means actively involved in the day-to-day management of the business and not merely acting as officers or directors.

e.	For purchases under this Agreement by California Affiliates, Disabled Veteran Business Enterprises (DVBEs) are defined as business concerns that satisfy the requirements of paragraph g below and are certified as DVBEs by the California State Office of Small and Minority Business (OSMB). The DVBE must be a resident of the State of California, and must satisfy the requirements of paragraph g below.

f.	For purchases under this Agreement by any entity that is not a California Affiliate, DVBEs are defined as any business concern that satisfies the requirements of paragraph g below and is either a defined DVBE for purchases by California Affiliates, or is certified as a DVBE by a certifying agency recognized by CINGULAR.

g.

The DVBE must be (1) a non publicly-owned enterprise at least 51% owned by one or more disabled veterans; or (2) a publicly-owned business in which at least 51% of the stock is owned by one or more disabled veterans; or (3) a subsidiary which is wholly owned by a parent corporation, but only if at least 51% of the voting stock of the parent corporation is owned by one or more disabled veterans; or (4) a joint venture in which at least 51% of the joint venture’s management and control and earnings are held by one or more disabled veterans. In each case, the management and control of the daily business operations must be by one or more disabled veterans. A disabled veteran is a veteran of the military, naval or air

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

service of the United States with a service-connected disability. “Management and control” in this context means exercising the power to make policy decisions and actively involved in the day-to-day management of the business and not merely acting as officers or directors.

3.25 [*]

[*]

3.26 Notices

Except as otherwise provided in this Agreement, or an applicable Order, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and either 1) delivered in person, or 2) when received, if provided by an overnight or similar delivery service, or 3) when received, if deposited in the United States Mail, postage prepaid, return receipt requested, and addressed as follows:

[*]

[*]

The address to which notices or communications may be given by either party may be changed by written notice given by such party to the other pursuant to this paragraph entitled “Notices”.

3.27 Ownership of Work Product

SUPPLIER and Cingular acknowledge that they may engage in future relationships involving the development of work product for Cingular, and mutually agree to develop contractual standards for such undertakings when they should first occur.

3.28 [*]

a.	Material and Services shall be furnished by SUPPLIER in accordance with the prices set forth in Appendix 1.2(2), attached hereto and made a part hereof, or pursuant to firm prices which are quoted by SUPPLIER for such Material and Services, whichever price is lower. The prices for all Material and Services in Appendix 1.2.(2) are subject to change only in accordance with this Agreement, which changes must be in writing and signed by both parties. [*]

b.	[*]

3.29 Publicity

[*]

Furthermore, no license, express or implied, is granted to SUPPLIER for any trademark, patent, copyright, trade secret or any other intellectual property or applications therefor which is now or may hereafter be owned by CINGULAR or any CINGULAR SUPPLIER.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

3.30 Quality Assurance

a.	SUPPLER represents and warrants that SUPPLIER’s processes utilized to produce Materials and provide Services under this Agreement are certified to ISO 9000 within one hundred eighty (180) days after the execution of this Agreement and that SUPPLIER will maintain ISO 9000 certification for the term of this Agreement. SUPPLIER shall provide CINGULAR evidence of ISO 9000 registration certification within thirty (30) days from the date of certification.

b.	[*]

If SUPPLIER is not ISO 9000 certified [*] are not ISO 9000 certified SUPPLIER agrees that at no additional charge to CINGULAR:

1.	SUPPLIER shall provide to CINGULAR an ISO 9000 quality plan.

Elements to be detailed in the Quality Plan include (at minimum):

(a)	A schedule for achieving ISO 9000 certification.

(b)	[*]

(c)	Designation of the SUPPLIER’s quality representative and of the senior executive with quality responsibility.

2.	[*]

3.	SUPPLIER agrees to conform to the most current version of ISO 9000.

4.	As required by CINGULAR, SUPPLIER shall submit ISO 9000 registration and surveillance audit results, management review goals, objectives and results for the registered business entity.

5.	[*]

6.	[*]

3.31 Records and Audits

SUPPLIER agrees that it will:

a.	Maintain complete and accurate records related to the Material and Services provided by SUPPLIER to CINGULAR, including records of all amounts billable to and payments made by CINGULAR in accordance with generally accepted accounting principles and practices, uniformly and consistently applied in a format that will permit audit;

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

b.	Retain such records and reasonable billing detail for a period of at least three (3) years from the date of final payment for Materials and Services;

c.	Provide reasonable supporting documentation to CINGULAR concerning any disputed invoice amount within [*] calendar days after receipt of written notification of such dispute; and

d.	Permit CINGULAR and its authorized representatives to inspect and audit during normal business hours the charges invoiced to CINGULAR. Should CINGULAR request an audit, SUPPLIER will make available any pertinent records and files to CINGULAR during normal business hours at no additional charge.

3.32 Severability

If any provision or any part of provision of this Agreement shall be invalid or unenforceable, such invalidity or non-enforceability shall not invalidate or render unenforceable any other portion of this Agreement. The entire Agreement will be construed as if it did not contain the particular invalid or unenforceable provision(s) and the rights and obligations of the SUPPLIER and CINGULAR will be construed and enforced accordingly.

3.33 Survival of Obligations

Obligations and rights in connection with this Agreement which by their nature would continue beyond the Termination, Cancellation or expiration of this Agreement, including those in the sections entitled “Compliance With Laws,” “Infringement,” “Indemnity,” “Publicity,” “Severability,” “Information,” “Independent Contractor,” and “Warranty,” will survive the Termination, Cancellation, or expiration of this Agreement.

3.34 Taxes

a.	SUPPLIER may invoice CINGULAR the amount of any federal excise taxes or state or local sales taxes imposed upon the sale of Material or provision of Services as separate items, if applicable, listing the taxing jurisdiction imposing the tax. Installation, labor and other non- taxable charges must be separately stated. CINGULAR agrees to pay all applicable taxes to SUPPLIER which are stated on and at the time the Material or Service invoice is submitted by SUPPLIER. SUPPLER agrees to remit taxes to the appropriate taxing authorities.

b.	SUPPLIER agrees to pay, and to hold CINGULAR harmless from and against, any penalty, interest, additional tax, or other charge that may be levied or assessed as a result of the delay or failure of SUPPLIER, for any reason, to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by SUPPLIER. SUPPLIER agrees to pay and to hold CINGULAR harmless from and against any penalty or sanction assessed as a result of SUPPLIER doing business with any country subject to U.S. trade restrictions.

c.	[*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

d.	If any taxing authority advises SUPPLIER that it intends to audit SUPPLER with respect to any taxes for which CINGULAR is obligated to reimburse SUPPLIER under this agreement, SUPPLER shall (1) promptly so notify CINGULAR, (2) afford CINGULAR an opportunity to participate on an equal basis with SUPPLIER in such audit with respect to such taxes and (3) keep CINGULAR fully informed as to the progress of such audit. Each party shall bear its own expenses with respect to any such audit, and the responsibility for any additional tax, penalty or interest resulting from such audit shall be determined in accordance with the applicable provisions of this Section. SUPPLIER’s failure to comply with the notification requirements of this section shall relieve CINGULAR of its responsibility to reimburse SUPPLIER for taxes only if SUPPLIER’s failure materially prejudiced CINGULAR’s ability to contest imposition or assessment of those taxes.

e.	In addition to its rights under subparagraph (d) above with respect to any tax or tax controversy covered by this Tax Section, CINGULAR will be entitled to contest, pursuant to applicable law and tariffs, and at its own expense, any tax previously billed that it is ultimately obligated to pay. CINGULAR will be entitled to the benefit of any refund or recovery of amounts that it had previously paid resulting from such a contest. SUPPLIER will cooperate in any such contest, provided that all costs and expenses incurred in obtaining a refund or credit for CINGULAR shall be paid by CINGULAR.

f.	If either Party is audited by a taxing authority or other governmental entity, the other Party agrees to reasonably cooperate with the Party being audited in order to respond to any audit inquiries in an appropriate and timely manner, so that the audit and any resulting controversy may be resolved expeditiously.

3.35 Term of Agreement

a.	This Agreement is effective on [*] and, unless terminated or canceled as provided in this Agreement, shall remain in effect for [*] (the “Initial Term”).

b.	[*]

3.36 Title and Risk of Loss

a.	Title, other than title to software and Services, shall vest in [*]

b.	Nothing in this Section 3.36, entitled Title and risk of Loss shall, during the period a party has a risk of loss or damage to an item, relieve the other party of responsibility for loss or damage to the item resulting from the acts or omissions of the other party; its employees or agents.

c.	In accordance with confidentiality provisions provided herein, title to Software shall not pass to CINGULAR but CINGULAR shall be granted a license and a right to use the Software. If the fee for a license and a right to use is a recurring fee, such license will terminate if CINGULAR does not pay the on-going portion of any such recurring fee.

d.

If CINGULAR orders SUPPLIER’s Installation services, SUPPLIER will utilize only fully insured transportation carriers and when Goods cannot be delivered to a job site a fully insured warehousing facility will be utilized. During the transportation phase or the period time the Goods remain in the warehouse facility, SUPPLIER, on behalf of CINGULAR,

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

agrees to file all damaged or lost claims reports and manage the claims process until resolution of each claim with the appropriate transportation carriers or public warehouse, or their insurance company. All reimbursements will be directed to CINGULAR.

3.37 Warranty and [*]

a.	SUPPLIER warrants to CINGULAR that Material furnished hereunder will be merchantable, free from defects in design, material and workmanship, fit and sufficient for the purposes intended by CINGULAR, free from all liens and encumbrances and will [*] conform to and perform in accordance with applicable Specifications, drawings and samples. In addition, if Material contains one or more original equipment or software manufacturer’s (“OEM”) warranties, SUPPLIER hereby represents that it has the authority to and does hereby assign such warranties to CINGULAR.

b.	SUPPLIER also warrants to CINGULAR that any Services provided hereunder will be performed in a first-class, professional manner, in [*] compliance with the Specifications, and with the care, skill, and diligence, and in accordance with the applicable standards, currently recognized in SUPPLIERs profession or industry. [*].

c.	The warranty period for Materials and Services shall be the longer of the warranty period stated in the Work Order, the Specifications, the applicable OEM’s warranty, or one year. [*]

d.	SUPPLIER represents and warrants that: there are no actions, suits, or proceedings, pending or threatened, which will have a material adverse effect on SUPPLIER’s ability to fulfill its obligations under this Agreement; it will immediately notify CINGULAR if, during the term of this Agreement, SUPPLIER becomes aware of any action, suit, or proceeding, pending or threatened, which may have a material adverse effect on SUPPLIER’s ability to fulfill the obligations under this Agreement or any Order; it has all necessary skills, rights, financial resources, and authority to enter into this Agreement and related Orders and to provide or license the Material or Services, including that the Material and Services will not infringe any patent, copyright, or other intellectual property; no consent, approval, or withholding of objection is required from any entity, including any governmental authority with respect to the entering into or the performance of this Agreement or any Order; the Material and Services will be provided free of any lien or encumbrance of any kind; [*]; and it will comply with the terms of this Agreement or Work Order, including those specified in any Exhibits or Appendices thereto.

e.	If the parties have identified a system on which Software will operate, SUPPLIER warrants that Software will perform on and be compatible with such system and operate satisfactorily in the system environment specified in the applicable Work Order. System includes the hardware, operating and application Software, interfaces, and databases that interact with such Software.

f.	[*]

g.	All warranties will survive [*], payment and use. [*].

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

h.	If at any time during the warranty period for Material or Services CINGULAR believes there is a breach of any warranty, CINGULAR will notify SUPPLIER setting forth the nature of such claimed breach. SUPPLIER shall promptly investigate such claimed breach and shall either 1) provide information satisfactory to CINGULAR that no breach of warranty in fact occurred or 2) at no additional charge to CINGULAR, promptly use its best efforts to take such action as may be required to correct such breach.

i.	If a breach of warranty has not been corrected within a commercially reasonable time, or if two or more breaches of warranty occur in any [*] period, [*]

3.38 Work Orders

a.	CINGULAR may order Material and Services by submitting Work Orders in connection with this Agreement. CINGULAR will strive to submit Orders that are substantially in the format of Appendix 3.36, and that such Orders specify:

1.	A description of the Services and/or Material, including any numerical/alphabetical identification referenced in the applicable price list.

2.	The requested delivery date.

3.	The applicable price(s).

4.	The location to which the Material is to be shipped, or the site where Services will be rendered.

5.	The location to which invoices are to be rendered for payment.

6.	CINGULAR’s Order number.

b.	The terms in this Agreement shall apply to Orders submitted in connection with this Agreement, and preprinted terms on the back of any Order shall not apply.

3.39 Workmanship

The services to be provided by SUPPLIER under this Agreement shall proceed with promptness and shall be executed [*] in accordance with the highest professional standards in the field. SUPPLIER shall remove from the work, at CINGULAR’s request, any employee furnished by SUPPLER who is deemed, in CINGULAR’s opinion, to be incompetent, incapable, uncooperative, or otherwise unacceptable in the execution of the work to be performed under this Agreement. Such a request shall not be deemed a request that such employee be disciplined or discharged, nor shall it be deemed to be an adverse reflection on the character or abilities of such employee.

ARTICLE IV - SPECIAL CLAUSES

4.1 Access

a.

When appropriate, SUPPLIER shall have reasonable access to CINGULAR’s premises during normal business hours and at such other times as may be agreed upon by the parties in order to enable SUPPLIER to perform its obligations under this Agreement. SUPPLIER shall coordinate such access with CINGULAR’s designated representative prior to visiting such premises. SUPPLIER insures CINGULAR that only persons employed by SUPPLIER or

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

subcontracted by SUPPLER will be allowed to enter CINGULAR’s premises. If CINGULAR requests SUPPLIER or its Subcontractor to discontinue furnishing any person provided by SUPPLIER or its Subcontractor from performing work on CINGULAR’s premises, SUPPLIER shall immediately comply with such request. Such person shall leave CINGULAR’s premises promptly and SUPPLIER shall not furnish such person again to perform work on CINGULAR’s premises without CINGULAR’s written consent. The parties agree that, where required by governmental regulations, it will submit satisfactory clearance from the U.S. Department of Defense and/or other federal, state, or local authorities.

b.	CINGULAR may require SUPPLIER or its representatives, including employees and subcontractors, to exhibit identification credentials or sign a Nondisclosure Agreement which CINGULAR may issue in order to gain access to CINGULAR’s premises for the performance of Services. If, for any reason, any SUPPLIER representative is no longer performing such Services, SUPPLIER shall immediately inform CINGULAR. Notification shall be followed by the prompt delivery to CINGULAR of the identification credentials, if issued by CINGULAR, or a written statement of the reasons why said identification credentials cannot be returned.

c.	SUPPLIER shall insure that its representatives, including employees and subcontractors will, while on or off CINGULAR’s premises, perform Services which (i) conform to the Specifications, (ii) protect CINGULAR’s Material, buildings, and structures, (iii) do not interfere with CINGULAR’s business operations, and (iv) perform such Services with care and due regard for the safety, convenience, and protection of CINGULAR, its employees, and property and in full conformance with the policies specified in the CINGULAR code of Conduct, which prohibits the possession of a weapon or an implement which can be used as a weapon.

d.	SUPPLIER shall be responsible for insuring that all persons furnished by SUPPLIER work harmoniously with all others when on CINGULAR’s premises.

4.2 Change Notices - Simple

a.	SUPPLIER agrees to notify CINGULAR, in advance, of any change to be made in the Material furnished in accordance with the Specifications, software related documentation and/or documentation that would impact upon either reliability or the form, fit or function of the Material.

b.	In order for CINGULAR to review Material changes, a minimum of [*] advance notice before installation in any end-user location will be required except for those cases where an extremely unsatisfactory condition requires immediate remedial action. The final classification of any Material change proposed by SUPPLIER will be by mutual agreement between SUPPLIER and CINGULAR.

c.	In the event that CINGULAR and SUPPLIER fail to reach agreement on any change in Material proposed by SUPPLIER, CINGULAR will have the right [*]

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Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

4.3 Continuing Availability

a.	SUPPLIER agrees to offer to sell to CINGULAR for a period of [*] after the Termination, Cancellation or expiration date of this Agreement, or the discontinuance of any Material or Services provided hereunder, functionally equivalent additions, modifications, maintenance, replacement, and technical support services (“spare parts”).

b.	[*]

c.	[*]

1.	[*]

2.	[*]

3.	[*]

d.	SUPPLIER shall provide technical support for Material provided under this Agreement. [*]

e.	SUPPLIER shall provide CINGULAR advance written notification no later than [*] prior to the discontinuance of the manufacture or the provision of any Material or Services.

4.4 [*]

a.	[*]

1.	[*]

2.	[*]

3.	Assist CINGULAR by providing field technical personnel [*]

The price for any replacement Material or Service which is not covered by SUPPLIER’s warranty will be at SUPPLIER’s applicable price plus cost of expedited shipment.

SUPPLIER will make available the individual whose title, phone number and location are listed below to provide assistance and information on a twenty-four (24) hour basis for all of its support service described above:

Customer Support

[*]

This obligation will survive the expiration, cancellation, or termination of this Agreement for [*]

4.5 Government Contract Provisions

Work Orders containing a notation that the Material is intended for use under government contracts shall be subject to the then current government provisions referenced in or attached to such Work Orders.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

4.6 Hazardous Materials and Regulated Substances

A “Regulated Substance” as referred to in this clause is a generic term used to describe all materials that are regulated by applicable federal or any stare or local government during transportation, handling and/or disposal. These include, but are not limited to, materials that are regulated as (a) “hazardous material” under the Hazardous Material Act and the Control of Radioactive Contamination of Environmental Law, Title 8 of the California Environment Administrative Code, Section 5194 and the Hazardous Substances Information and Training Act, (b) “chemical hazards” under the Occupational Safety and Health Administration (OSHA) standards, (c) “chemical substances and mixtures” under the Toxic Substances Control Act and “chemicals” on the Governor’s List known to the State of California to cause cancer, birth defects, and/or other reproductive harm, as that term is defined in the California Safe Drinking. Water and Toxic Enforcement Act of 1986 (“Proposition 65”), (d) “pesticides” under the Federal Insecticide, Fungicide and Rodenticide Act, and (e) “hazardous waste” as defined or listed under the Resource Conservation and Recovery Act and the Hazardous Waste Control Law.

a.	SUPPLIER shall comply with all applicable Laws and Regulations, including any notice requirements, regarding any Material ordered hereunder which contains or consists of a Regulated Substance or any Service ordered hereunder which involves the use, handling, storage, recycling, storage or transportation of Regulated Substances. SUPPLIER shall notify CINGULAR and provide CINGULAR with all necessary information (including but not limited OSHA Material Safety Data Sheets [MSDS]) at least thirty (30) days before shipping Materials containing or consisting of Regulated Substances to CINGULAR or commencing the performance of Services for CINGULAR involving the handling or use of Regulated Substances. Each MSDS must include an attachment indicating the specific worker protection equipment requirement for use with the Regulated Substance covered thereby. If the Regulated Substance is in Materials or materials which are shipped to California facilities and is a chemical defined by Proposition 65, the MSDS for said chemical should indicate that the chemical is one which is known to the state of California to cause cancer, birth defects or other reproductive harm. SUPPLIER shall maintain and distribute such information upon request to CINGULAR and/or any other SUPPLIER at the same location.

b.	Notwithstanding any other provision of this Agreement, CINGULAR shall have the right, but not the duty, to terminate without liability any Order for Materials consisting of or containing a Regulated Substance or Service involving the use and handling of Regulated Substances with thirty (30) days after such notification from CINGULAR. Otherwise, CINGULAR and SUPPLIER shall cooperate concerning the acceptance by CINGULAR of such Materials and Services. SUPPLIER shall mark all Materials and/or materials provided hereunder as Regulated Substances which are required by all applicable Laws and Regulations to be so marked, and shall provide assistance to CINGULAR of an advisory nature in the handling and use of Regulated Substances provided hereunder and the disposal of “hazardous waste”, as defined by applicable Laws and Regulations (“Hazardous Wastes”), resulting there from.

c.	SUPPLIER shall provide CINGULAR with the same information pertaining to Regulated Substances in or used in the Materials and Services it provides to CINGULAR or Hazardous Waste as SUPPLIER provides to SUPPLIER’s employees or agents involved in the disposition or treatment of such Regulated Substances.

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Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

d.	SUPPLIER is hereby informed that hazardous chemicals may be used and located at various facilities owned by CINGULAR. SUPPLIER or any person supplied by SUPPLIER may see the MSDS for a particular substance in the facility in which they are working by contacting CINGULAR’s Building Operations office and filling out .the request form. SUPPLIER agrees to assume responsibility for advising its employees, agents and subcontractors who will be working at CINGULAR’s facilities of the existence of chemical hazards on CINGULAR’s facilities and the availability of said material.

e.	When performing Services at CINGULAR’s California facilities, SUPPLIER shall and shall require its subcontractors to issue warnings in accordance with Proposition 65 for exposure to chemicals covered by Proposition 65 introduced by SUPPLIER or its subcontractor to personnel at CINGULAR’s facilities, the public and CINGULAR from the time SUPPLIER and/or its subcontractor enter CINGULAR’s facilities and/or commence performing Services through the completion of such performance. SUPPLIER shall and shall require its subcontractors to warn CINGULAR of any exposure to chemicals covered by Proposition 65 which may continue after SUPPLIER and/or its subcontractors have completed the performance of Services. Such warning may take the form of, but not be limited to, a MSDS for each such chemical.

SUPPLIER IS HEREBY WARNED IN ACCORDANCE WITH PROPOSITION 65 THAT EXPOSURE TO CHEMICALS MAY OCCUR AT CINGULAR’S FACILITIES. If requested, CINGULAR shall make available to SUPPLIER, its subcontractors, and any of their employees, a MSDS for the chemicals covered by Proposition 65, if any, at CINGULAR’s facilities where SUPPLIER is providing Services. SUPPLIER shall issue appropriate warnings to inform and educate its employees, agents, subcontractors, other invitees, and employees of any of them, entering CINGULAR’s facilities of the above information in accordance with applicable Laws and Regulations. SUPPLIER and CINGULAR shall cooperate on such warning.

f.	SUPPLIER further agrees to defend, indemnify, and hold CINGULAR harmless from and against any Liability sustained by CINGULAR because of SUPPLIER’s noncompliance herewith.

4.7 Independent Contractor

SUPPLIER hereby represents and warrants to CINGULAR that:

a.	SUPPLIER is engaged in an independent business and will perform all obligations under this Agreement as an independent contractor and not as the agent or employee of CINGULAR;

b.	SUPPLIER’s personnel performing Services shall be considered solely the employees of SUPPLIER and not employees or agents of CINGULAR;

c.	SUPPLIER has and retains the right to exercise full control of and supervision over the performance of the Services and full control over the employment, direction, assignment, compensation, and discharge of all personnel performing the Services;

d.

SUPPLIER is solely responsible for all matters relating to compensation and benefits of all SUPPLIER’s personnel who perform Services. This responsibility includes, but is not limited to, (1) timely payment of compensation and benefits, including, but not limited to, overtime, medical, dental, and any other benefit, and (2) all matters relating to compliance

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Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

with all employer obligations to withhold employee taxes, pay employee and employer taxes, and file payroll tax returns and information returns under local, state, and federal income tax laws, unemployment compensation insurance and state disability insurance tax laws, and social security and Medicare tax laws, and all other payroll tax laws or similar laws (all collectively hereinafter referred to as “payroll tax obligations”) with respect to all SUPPLIER personnel providing Services.

e.	SUPPLIER will indemnify, defend, and hold CINGULAR harmless from all Liabilities, costs, expenses, and claims related to SUPPLIER’s failure to comply with the immediately preceding paragraph.

4.8 Insignia

Upon CINGULAR’s written request, certain of CINGULAR’s trademarks, trade names, insignia, symbols, decorative designs, or other similar items (hereinafter “Insignia”), shall be properly affixed by SUPPLIER to the Material furnished at no additional cost to CINGULAR. Such Insignia shall not be affixed, used, or otherwise displayed on the Material without CINGULAR’s written approval. The manner in which such Insignia will be affixed must be approved in writing by CINGULAR.

SUPPLIER agrees to remove, at no additional cost to CINGULAR, all Insignia from Material not meeting CINGULAR’s requirements. SUPPLIER agrees to indemnify, defend, and hold CINGULAR harmless from any Liability in connection with SUPPLIER’s failure to remove such Insignia. This section will in no way alter or modify SUPPLIER’s obligations under this Agreement regarding protection of CINGULAR’s confidential Information.

4.9 Non-Intervention

In connection with the provision of Material and Services by SUPPLIER to CINGULAR, SUPPLIER agrees not to influence — directly or indirectly — any regulatory, legislative, or judicial body so as to prevent, or delay the offering of Materials or Services by CINGULAR which utilize the Material or Services supplied by SUPPLIER.

4.10 [*]

SUPPLIER warrants to CINGULAR that as of the effective date of this Agreement SUPPLER has (1) no contractual obligations which would adversely affect SUPPLIER’s capabilities to perform under this Agreement, (2) is not involved in any litigation which would adversely affect SUPPLIER’s ability to perform under this Agreement, and (3) has all professional licenses which are required to perform under this Agreement.

[*]

4.11 Radio Frequency Emissions

To the extent applicable, Materials or Products furnished under this Agreement shall comply with the requirements of Part 15 and any other related Parts of the Federal Communication Commission’s Rules and Regulations, as may be amended from time to time. Compliance shall

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

include those sections concerning the labeling of such Materials or Products, the suppression of radio frequency and electro-magnetic radiation to specified levels and the transmission of RF emissions under the MPE (Maximum Possible Exposure) prescribed by the FCC. Should the Materials or Products during use generate interference to radio communications, SUPPLIER shall inform CJ.NGULAR bow to suppress such interference. CINGULAR may opt to return Materials or Products to SUPPLIER and receive a prompt refund of the price CINGULAR paid for the Materials or Products if CINGULAR cannot reasonable suppress such interference. Nothing herein shall diminish or otherwise limit SUPPLIER’s obligations under any other warranty herein.

4.12 Registration

When Material furnished under this Agreement is subject to Part 68 of the Federal Communications Commission’s Rules and Regulations (“FCC Rules and Regulations”) as may from time to time be amended, SUPPLIER warrants that such Material is registered under and complies with Part 68 of such FCC Rules and Regulations including, but not limited to, all labeling and customer instruction requirements. SUPPLIER agrees to indemnify and ‘hold CINGULAR harmless from and against any Liability in connection with SUPPLIER’s noncompliance with Part 68 of the FCC Rules and Regulations. SUPPLIER agrees, at its expense, to defend CINGULAR, at CINGULAR’s request, against such Liability, provided however, that SUPPLIER shall (1) keep CINGULA.R fully, informed as to the progress of such defense, and (2) afford CINGULAR, at its own expense, an opportunity to participate on an equal basis with SUPPLIER in such defense.

4.13 Releases Void

Neither party shall require waivers or releases of any personnel or other representatives of the other in. connection with visits to its premises, and no such releases or waivers shall be pleaded by either party in any action or proceeding.

4.14 [*]

SUPPLIER must maintain a [*] on-time delivery rating for all deliveries of Materials and/or Services during any rolling [*] period as determined by CINGULAR. [*] such action does not relieve SUPPLIER of [*] its obligation to deliver and perform any other obligations detailed in this Agreement as soon as possible. [*] CINGULAR shall retain all other rights or remedies available to CINGULAR for any other failure on the part of SUPPLIER.

4.15 Repairs Not Covered Under Warranty

In addition to the repairs provided for under the section entitled “Warranty”, upon request by CINGULAR, SUPPLIER shall make available to CINGULAR a repair and return option and an exchange option that shall apply to any Material with respect to which the applicable warranty period has expired. The availability of the options described in this section shall not be construed as altering or affecting responsibility for risk of loss of or damage to the Material, as provided elsewhere in this Agreement.

a.	Repair, and Exchange Options

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Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

1.	Under these options, if CINGULAR elects to have any Material or Product repaired or exchanged, CINGULAR may return such Material or Product to SUPPLIER at a location designated by SUPPLIER. If CINGULAR elects the repair and return option, SUPPLIER shall repair such Material or Product and place it in good operating condition for SUPPLIER’s then current price for such repair service, [*], plus freight charges and any applicable taxes. If CINGULAR elects the exchange option,

SUPPLIER shall promptly replace such Material or Product with a comparable, factory- tested, refurbished Material, if available, which shall meet current Material Specifications. Such replacement shall be at SUPPLIER’s standard charges for the replacement Material, [*], plus freight charges and any applicable taxes.

2.	If any Material or Product returned to SUPPLIER for repair and return, as provided in this section, is determined to be beyond repair, or if repair costs are expected to exceed the cost of replacement, SUPPLIER shall so notify CINGULAR. If requested by CINGULAR, SUPPLIER shall replace said Material or Product pursuant to the exchange option and, if so requested by CINGULAR, shall dispose of said Material or Product with sound commercial practices, [*].

b.	Repair and Refurbished Material or Product

1.	Repair of Material or Product hereunder shall include, but shall not be limited to, remedial maintenance necessary to return defective Material to an operational condition that is suitable for reuse by CINGULAR and is in accordance with the Specifications for such Material or Product. [*]

2.	Refurbished Material or Product hereunder shall include, but shall not be limited to, used Material that is in “like-new” operational and appearance condition so that is suitable for reuse by CINGULAR.

c.	Performance of Work

1.	Except as otherwise provided in this Agreement, the schedule for performance of services, applicable to each Order under this section shall be agreed upon by SUPPLIER and CINGULAR and shall be set forth in each such Order; however, in no event shall the Service interval exceed [*] after such receipt.

(a)	In the event that SUPPLIER exceeds the maximum repair interval, CINGULAR shall have the right, [*] or (ii) extend such scheduled service date specified in the Order, subject, however, to [*]

(b)	[*]

2.	SUPPLIER shall furnish all labor, services, tools, Material, parts, accessories, instruments and equipment required to perform services under this section.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

3.	SUPPLIER shall provide a written notice to NGULAR with the name(s) and telephone number(s) of the individual(s) to be contacted concerning any questions that may arise regarding services under this section. If required, SUPPLIER shall specify any special packing of Material that might be necessary to provide adequate in-transit protection from transportation damage.

4.	Material repaired by SUPPLIER shall have the service completion date stenciled or otherwise identified in a permanent manner at a readily visible location on the Material.

(a)	In addition, SUPPLIER agrees to add any other identification that might be requested by CINGULAR. Charges, if any, for such additional identification marking shall be agreed upon by SUPPLIER and CINGULAR.

5.	Unless otherwise provided in this Agreement, [*] Only new standard parts or parts of quality equal to the original parts shall be used in refurbished Material or in effecting repairs. Parts that have been replaced shall become SUPPLIER’s property. If a part has been replaced, by definition it has been removed; provided, however, that replaced parts shall, upon request by CINGULAR be available for inspection by CINGULAR. Parts that are installed in Material as a part of the repair process shall become the property of CINGULAR.

6.	If Material returned to SUPPLIER for repair is determined to be beyond repair, SUPPLIER shall contact CINGULAR regarding disposition of such Material. If requested by CINGULAR, SUPPLIER shall take the necessary steps to dispose of the unrepairable Material [*]. If requested by CINGULAR, SUPPLIER shall return the Material in “as-received” condition, invoicing CINGULAR only for freight charges associated with the return of the Material.

d.	Transportation

Unless CINGULAR, provides written special shipping instructions, upon completion of services provided pursuant to this clause, SUPPLIER shall ship Material or Product using the lowest published common carrier price (rail, truck or freight forwarder). SUPPLIER agrees to follow shipping instructions according to the “Shipping and Packing” clause herein. SUPPLIER agrees to place all prepaid freight charges as a separate item to the invoice to be paid by CINGULAR. If requested by CINGULAR, SUPPLIER agrees to substantiate such charges by providing CINGULAR with the original freight bill or a copy.

e.	[*]

Except as otherwise provided in this Agreement, [*]

f.	Invoices

1.

All invoices originated by SUPPLIER for services provided pursuant to this clause must be clearly identified as such, and must contain: (1) a reference to the Agreement number, (2) a reference to CINGULAR’s Order number for these services, (3) a reference to SUPPLIER’s invoice number, (4) a detailed description of services performed by

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

SUPPLIER, and the need therefor, and (5) an itemized listing of parts and labor charges, if any.

2.	Shipping and routing instructions may be altered as agreed by SUPPLIER and CINGULAR without written notice.

g.	Warranty

1.	SUPPLIER warrants to CINGULAR that the repair services shall be performed in a fully workmanlike manner to the satisfaction of CINGULAR and in accordance with the Specifications. SUPPLIER further warrants that the repaired or refurbished Material shall be free from defects in material and workmanship for a period of [*] from the date the repaired or refurbished Material is accepted by CINGULAR. This warranty shall survive [*] and payment.

2.	In the event that a Material repaired or refurbished by SUPPLIER is defective when returned to CINGULAR, CINGULAR shall have the option of (l) returning the Material to SUPPLIER for Service, [*], or [*].

4.16 Shipping and Packing

a.	Unless instructed otherwise by CINGULAR, or the parties otherwise agree, all Material shipped shall be packed and marked by SUPPLIER at [*] to CINGULAR and in accordance with all laws and regulations, transportation industry standards, the requirements specified in paragraph b, and the applicable Order.

b.	SUPPLIER shall (1) ship Material in accordance with paragraph a; (2) use carriers approved in writing by CINGULAR at the time of shipment; (3) ship Orders complete, provided SUPPLIER may ship Material in partial shipments with prior approval of CINGULAR; (4) ship to the destination in the Order; (5) comply with CINGULAR’s shipping instructions; (6) enclose a packing memorandum with each shipment and, when more than one package is shipped, identify the package containing such packing memorandum; (7) mark CINGULAR’s Order number and product identification number (“PU)”) on all packages, shipping papers and subordinate documents; (8) list basic unit and part number or Common Language Equipment Identified (“CLEI”) code numbers and Continuing Property Record (“CPR”) when required by CINGULAR; (9) barcode equipment, shipping containers and packages; and (10) SUPPLIER may consolidate multiple Orders as one shipment to CINGULAR and shall provide and state on the bill of lading the number of pieces, weight, freight classification, and carrier’s tariff reference number for each individual Order.

c.	If CINGULAR agrees to pay for shipping and instructs SUPPLIER to ship prepaid, SUPPLIER shall ship Material to CINGULAR, based on the lowest published price, by reliable common carrier. CINGULAR has the right to designate the carrier SUPPLIER shall use. If more cost effective transportation can be arranged, SUPPLIER shall notify CINGULAR and, if CINGULAR agrees, SUPPLIER shall ship at the agreed upon price by that agreed upon carrier. CINGULAR is not responsible for any charges in excess of those specified above.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Effective Date: December 1, 2002

d.	If CINGULAR agrees to pay for shipping and instructs SUPPLIER to ship freight collect, it shall be CINGULAR’s responsibility to engage a SUPPLIER to ship, and pay for shipment of, Materials. It is SUPPLIER’s responsibility to dispatch CINGULAR’s contracted/engaged freight SUPPLIER.

e.	[*]

4.17 Statement(s) of Work and Form of Order(s)

This Agreement contemplates the future execution by CINGULAR and SUPPLIER of one or more written Order(s) or Statement(s) of Work. Both parties shall execute each Order(s) and/or SOW(s). This Agreement and any applicable Order(s) and/or SOW(s) shall cover all transactions between CINGULAR and SUPPLIER during the term of this Agreement unless the parties agree otherwise in writing. Order(s) and SOW(s) shall be deemed accepted by SUPPLIER unless written notice to the contrary is received within [*] from the date the Order or SOW is delivered. This Agreement shall control over typed, stamped, or pre-printed portions of SUPPLIER’s and CINGULAR’s Order(s) and/or Statement(s) of Work or acknowledgments, which conflict with or supplement the terms and conditions herein.

Order(s) for Products shall be in substantially the same form as is set out below as previously provided herein.

Each request for Services shall by issued through a Statement of Work which, at a minimum, shall specify the information outlined below:

(i) A reference to this Agreement and a unique identifying number assigned by CINGULAR’s Representative;

(ii) A detailed description of the Services SUPPLIER shall perform;

(iii) Specifications for all Products and Services;

(iv) A statement defining all deliverables and their associated due dates;

(v) [*] (vi) CINGULAR and SUPPLIER’s contact names, addresses and telephone numbers;

(vii) A list of expenses authorized for reimbursement by CINGULAR, and an explanation for each item;

(viii) The maximum total expenditure authorized, meaning either (a) the total dollar amount authorized under the SOW, or (b) the total time limit for completing the project under the SOW;

(ix) A statement defining the beginning and ending dates for the work to be performed;

(x) Invoicing instructions;

(xi) [*]

(xii) Signatures of representatives authorized by CINGULAR and SUPPLIER to execute the SOW.

4.18 [*]

[*]

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Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

4.19 Technical Support

SUPPLIER will provide, [*] full and complete technical assistance to. CINGULAR for the Materials and Services covered by this Agreement, including ongoing technical support and field service and assistance, provision of technical bulletins and updated user manuals, and telephone assistance to assist with installation, operation, maintenance, and problem resolution. The availability or performance of this technical support will not be construed as altering or affecting SUPPLIER’s obligations as set forth in the Section entitled “Warranty” or provided elsewhere in this Agreement. Field service and technical support, including emergency support (service affecting) will be provided twenty-four (24) hours a day. SUPPLIER will provide to CINGULAR and keep current an escalation document that includes names, titles and telephone numbers, including after-hours telephone numbers, of SUPPLIER personnel responsible for providing technical support to CINGULAR. SUPPLIER will maintain a streamlined escalation process to speed resolution of reported problems.

4.20 [*]

[*] If CINGULAR terminates a SOW for other than the SUPPLIER’s failure to perform its obligations under the SOW, CINGULAR shall then pay SUPPLIER for Services rendered prior to the effective date of termination and for expenses properly reimbursable under the SOW, [*]

[*]

4.21 Universal Design

CINGULAR advocates, supports, and encourages its SUPPLIERs to advocate and support the manufacturing and provision of Materials which embrace the concept of “universal design.” SUPPLIER shall use its reasonable efforts to manufacture and provide Materials, including future versions of Material, and to make its Materials accessible to the widest range of consumers including those with disabilities.

SUPPLIER agrees to reasonably cooperate with CINGULAR in addressing liability access issues, including hearing aid interference, that may arise in connection with CINGULAR’s customer’s use of SUPPLIER’s Materials furnished hereunder. SUPPLIER specifically agrees:

a.	to ensure that its equipment is designed, developed, and fabricated to be accessible to and usable by people with disabilities, and

b.	to ensure that the service is accessible to and usable to people with disabilities, or

c.	to ensure that the equipment or service is compatible with existing peripheral devices or specialized customer premises equipment commonly used by individuals with disabilities to achieve access, if the requirements of subsection 1 and 2 are not readily achievable.

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Effective Date: December 1, 2002

4.22 Work Done By Others

If any part of SUPPLIER’s work is dependent upon services performed by others, [*] All obligations hereunder and to any SOWs shall remain in full force and effect with respect to any subcontracted parties.

ARTICLE V - CLAUSES APPLICABLE TO SOFTWARE AND SERVICES

5.1 [*]

[*]

[*]

5.2 Computer Asset Protection Requirements

With respect to Software, SUPPLIER agrees to comply with the current issue of CINGULAR Wireless LLC’s Corporate Security Standards Technical Reference (“CSSTR”), entitled “Security Requirements for Contractual Agreements” as set forth in Appendix 5.2. This reference fully incorporates Appendix 5.2 herein. SUPPLIER agrees to cooperate fully with CINGULAR in ensuring that Software and/or computer systems SUPPLIER develops, designs, or supports under this Agreement comply with the CSSTR. The word “SUPPLIER” used in Appendix shall mean SUPPLIER. SUPPLIER agrees to fully indemnify, defend at its own expense, and hold the CINGULAR harmless against any breach of the terms set forth in Appendix [Corporate Security Standards Technical Reference to be provided at a later date]

With respect to Software or Services (other than Software Maintenance), SUPPLIER agrees to comply with the current issue of CINGULAR Wireless, LLC’s Corporate Security Standards Technical Reference (“CSSTR”), entitled “Security Requirements for System or Network Access by Vendor, Contractor and SUPPLIER Personnel” as set forth in Appendix 5.2 which is attached hereto and fully incorporated herein by this reference. The word “SUPPLIER” used in Appendix 5.2 shall mean SUPPLIER. SUPPLIER agrees that all of its personnel having access to CINGULAR’s systems will be covered on the contents of the CSSTR and will sign the certification provided to that effect. Failure of any personnel to sign the certification may be grounds for CINGULAR refusing to allow that individual system access. [*]

5.3 Documentation

SUPPLIER shall furnish, [*], Documentation for each copy of Software delivered hereunder, including any and all succeeding changes thereto, and Documentation for Fixes, Upgrades and Enhancements. SUPPLIER hereby grants to CINGULAR a perpetual, paid-up, non-exclusive, world-wide, irrevocable, transferable right and license for Users to use, execute, modify, reproduce, publicly display, and publicly perform the Documentation, regardless of whether such Documentation is copyrighted or otherwise restricted as proprietary information.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

5.4 Fixes, Upgrades and Enhancements

SUPPLIER shall be responsible for providing Fixes to the Software to CINGULAR [*].

5.5 License

In each Order or Statement of Work issued hereunder, SUPPLIER grants to CINGULAR and user (1) a perpetual, non-exclusive, world-wide, irrevocable, transferable right and license to use, copy, modify, reproduce, [*], display and distribute the Software and/or Documentation for the intended purposes of this Agreement, and (2) the right to make backup and archival copies of the Software’s computer program, provided that such copies shall include SUPPLIER’s copyright and any other proprietary notices.

5.6. [*]

[*]

5.7 [*]

[*]

(i)	[*]

(ii)	[*]

(iii)	[*]

(iv)	[*]

(v)	[*]

[*]

[*]

5.8 [*]

CINGULAR, at any time after the discontinuance of the Software Support and Maintenance, may reinstate the Software Support and Maintenance upon [*] written notice to SUPPLIER. Such reinstatement shall be governed by the terms under which Software Support and Maintenance was initially provided. SUPPLIER shall have the right to charge a mutually agreed upon reinstatement fee [*].

5.9 Software Support and Maintenance

SUPPLIER shall be responsible for performing Software Support and Maintenance, beginning with the expiration of the Software Warranty Period, provided CINGULAR has issued an Order or Statement of Work for Software Support and Maintenance. [*]

Software Support and Maintenance will be automatically renewed upon the anniversary of each maintenance period for an additional twelve (12) month period [*].

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

5.10 Warranty

General Performance Warranty SUPPLIER warrants to CINGULAR that the Software provided under this Agreement shall operate to CINGULAR’s satisfaction in accordance with the Specifications for a period of [*].

Warranty of Software Integrity. SUPPLIER warrants that the Software shall not include (i) software traps, viruses, worms, trap doors, back doors or other means or functions which will detrimentally interfere with or otherwise adversely affect CINGULAR’s use of the Software or which will damage or destroy data or other property of CINGULAR; or (ii) any master key access, ID, password feature or other means for access except as set forth in Specifications.

Warranty of Title and Noninfringement. SUPPLIER warrants that it has full power and authority to grant the rights and licenses granted hereunder with respect to the Software and Documentation, and neither the license or use as permitted hereunder will in any way constitute an infringement or other violation of any trademark, copyright, patent, trade secret or other intellectual property right of any third party. SUPPLIER further warrants that the Software and Documentation licensed hereunder shall be free and clear of all claims, security interests, liens and encumbrances of any kind.

Warranty for Services. SUPPLIER warrants and represents to Customer that its Services will be performed in a good and professional manner conforming to industry standards and practices and in conformance with any Specifications or standards set forth for such Services. If SUPPLIER is unable to perform the Services as warranted, Customer shall, in its sole discretion, be entitled to reperformance of such Services free of cost to Customer or a refund of any monies paid for such Services.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives:

Paragon Networks		CINGULAR WIRELESS LLC
On behalf of itself and its affiliates

Date:	[*]	Date:	[*]
By:	/s/ [*]	By:	/s/ [*]
Name:	[*]	Name:	[*]
Title:	[*]	Title:	[*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

Appendix 1.2(2)

SUPPLIER’s Applicable Price(s) and Description of Materials

Supplier shall provide the Materials and related Services, if any, including any applicable deliverables, for the following prices:

[*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

Appendix 1.2(3)

Description of Applicable Warranty

Paragon Networks warrants its products (“the Product”) under this agreement for [*] to be free from material defects in workmanship and materials under ordinary use and that it conforms in all material respects to its published specifications current at the time the item was shipped.

If this Product fails to conform to the foregoing warranty during the Warranty Period, Paragon Networks will, at its option, repair or replace the Product. This limited warranty does not include service or repair for damage from shipping, improper installation, improper connections with peripherals, external electrical fault, abnormal conditions of operation, misuse, abuse, attempted modifications or repair to the Product by the customer not approved in ‘writing by Paragon Networks, or an act of God. Any service or repair outside the scope of this limited warranty shall be at Paragon Networks’ or its authorized service provider’s rates and terms then in effect. .

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

Appendix 2.3

[*]

[*]

[*]

[*]

[*], [*] [*]

Attn:

In accordance with [*] of that certain Master Agreement, between ______________________________________ and CINGULAR, effective _______________________ 19_, the undersigned [*] described on Order ________ to the above-mentioned Agreement as of _______________, 19_.

CINGULAR

By:
(Print Name)
Title:
Date Signed:

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

Appendix 2.16

Form of SUPPLIER’s Notice [*]

CINGULAR:

SUPPLIER hereby informs you that as of_________________________, we have [*] under our Agreement.

Upon receipt of this Notice, [*].

Signed:

Title:

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

Appendix 3.5

Executive Orders and Federal Regulations

Work under this Agreement may be subject to the provisions of certain Executive Orders, federal laws, state laws, and associated regulations governing performance of this contract including, but not limited to: Executive Order 11246, Executive Order 1 1625, Executive Order 11701, and Executive Order 12138, Section 503 of the Rehabilitation Act of 1973 as amended and the Vietnam Era Veteran’s Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws, and associated regulations apply to the work under this Agreement, and only to that extent, SUPPLIER (also referred to as “SUPPLIER”) agrees to comply with the provisions of all such Executive Orders, federal laws, state laws, and associated regulations, as now in force or as may be amended in the future, including, but not limited to the following:

1. EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND PROVISIONS OF GOVERNMENT SUPPLIERS

In accordance with 41 C.F.R.60-1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section, including but not limited to, SUPPLIER’s agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The SUPPLIER will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin.

2. AGREEMENT OF NON SEGREGATED FACILITIES

In accordance with 41 C.F.R.60-1 .8, SUPPLIER agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex, or national origin at any of its establishments, and that it does not and will not permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term “facilities” as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, wash rooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided, that separate or single-user restroom and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

3. AGREEMENT OF AFFIRMATIVE ACTION PROGRAM

SUPPLIER agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R.60- 1.4(b).

4. AGREEMENT OF FILING

SUPPLIER agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EEO-1) or such other forms as may be required under 41 C.F.R.60-1.7(a).

5. AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS AND DISABLED VETERANS, VETERANS OF THE VIETNAM ERA.

In accordance with 41 C.F.R.60-250.20, and 41 C.F.R.60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

6. UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS

As prescribed in 48 C.F.R., Ch. 1, 1.9.708(a): (a) It is the policy of the United States that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and sub-contracts for systems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime SUPPLIERs establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

(b) The SUPPLIER hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The SUPPLIER further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the SUPPLIER’s compliance with this clause.

(c) As used in this contract, the term small business concern shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term small business concern owned and controlled by socially and economically disadvantaged individuals shall mean a small business concern which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) whose management and daily business operations are controlled by one or more such individuals. This term also means small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124. The SUPPLIER shall presume that socially and economically disadvantaged individual include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small business Act. The SUPPLIER shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

(d) The term “small business concern owned and controlled by women” shall mean a small business concern (i) which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women, and (ii) whose management and daily business operations are controlled by one or more women; and

(e) SUPPLIERS acting in good faith may rely on written representations by their sub-SUPPLIERS regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantage individuals or a small business concern owned and controlled by women.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

7. SMALL, SMALL DISAD VANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN. The sub-SUPPLIER will adopt a plan similar to the plan required by 48 CFR Ch. 1 at 52.219-9.

Appendix 3.22

[Cingular created forms for MWBE here]

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

Appendix 3.35

Work Order

This Order shall be governed pursuant to the terms and conditions of Master Agreement _______. Any terms and conditions on this Work Order that modify or change the terms and conditions of Master Agreement #_______ shall apply to this Work Order only.

1. Description of Materials and/or Services:

SUPPLIER will provide [*].

2. Personnel to Perform the Services:

[*]

3. Location:

[*]

4. Prices

[*.]

Invoices/Billing Information:

Invoices and billing information are to be sent and paid thirty (30) days upon receipt of invoice:

To:

7. Project Manager/Point of Contact:

The project manager and/or point of contact shall be:

8. Name of Affiliate Ordering Materials and/or Services

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

Appendix 5.2

SECURITY REQUIREMENTS

NOTICE

For the purpose of this document, the term “Contractor” referred to herein shall mean contracted individual. The term “SUPPLIER’s Employees and Subcontractors” referred to herein shall mean SUPPLIER’s employees, subcontractors, agents or representatives. The term “SUPPLIER” referred to herein shall mean the provider of goods and/or services pursuant to a written contractual agreement with CINGULAR. Liability to anyone arising out of use or reliance upon any information set forth herein is expressly disclaimed and no representations or warranties, express or implied, are made with respect to the accuracy or utility of any information set forth herein. This document is not to be construed as a suggestion to any manufacturer to modify or change any of its products or services, nor does this document represent any commitment by CINGULAR to purchase any product or service whether or not it provides the described characteristics.

Nothing contained herein shall be construed as conferring by implication, estoppel or otherwise, any license or right under any patent, whether or not the use of any information herein necessarily employs an invention of any existing or later issued patent.

Table of Contents

1.	Introduction	48

1.1	General	48

1.2	Scope	49

1.3	Reason for Issuance	49

1.4	Enforcement	49

1.5	Accountability	49

1.6	Remedies	49

2.	Contractor and SUPPLIER Responsibilities	49

2.1	General	49

3.	Security Waivers	51

3.1	Request for Waiver	51

3.2	Waiver Submission and Approval	51

3.3	Absence of Waiver	51

Exhibit 1- RF-6835, Contract Personnel Certification Form	52
Exhibit 2- List of CINGULAR [*]	53
Exhibit 3- CINGULAR Vendor, Contractor and SUPPLIER [*]

1 Introduction

1.1 General - This document sets out the security requirements that each Contractor and SUPPLIER shall comply with before their employees and/or subcontractors will be allowed to access CINGULAR’s computers, computer peripherals, computer communications networks, computer systems/applications/software, public telephone network elements and their support systems, and the information stored, transmitted, and/or processed using these resources, (referred to herein as “Information Resources”).

The information in this document is subject to review and modification.

Accordingly, this document may be subject to change at any time. Future issues of this document

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

and/or CINGULAR’s internal security requirements may differ extensively in content, substance and format. In the event that this document is modified, CINGULAR shall provide written notification to the Contractor or SUPPLIER along with a copy of the modified document. Upon reaching mutual agreement between the parties, the new document shall control. If no agreement is reached between the parties, then this document shall continue to be in full force and effect. CINGULAR reserves the right to select and utilize any Contractor or SUPPLIER based on its own internal criteria at any time, under any circumstances, whether or not consistent with the terms of this document. Further, readers are specifically advised that each CINGULAR operating entity or subsidiary may have requirements additional to those found herein.

CINGULAR does not recommend computer-related products or services and nothing contained herein is intended, nor should it be construed, as a recommendation of any product or service to anyone. Further, Contractors and SUPPLIERs are not to relate their products, goods, services, etc., to these standards in order to infer or imply that such items meet any particular standard of use or utility.

1.2 Scope - The standards in this document apply to all Contractors and SUPPLIERs whose Employees and Subcontractors will have a need to access a CINGULAR Information Resource. Such persons shall not be allowed access to CINGULAR Information Resources until the requirements of Section 2 of this document have been accomplished and the assigned CINGULAR management employee in the organization receiving the service, (referred to herein as “CINGULAR Sponsor”) has received a properly executed Form RF-6835 shown as Exhibit I in this document. Product trials and evaluations shall also be governed by the requirements of this document. NOTE: As used in this standard, access refers to logical, e.g., computer/electronic access, rather than physical access unless otherwise noted.

1.3 Reason for Issuance - This practice has been revised to:

•	Clarify contractor and SUPPLIER responsibilities,

•	Clarify background check requirements,

•	Add waiver requirements, and

•	Make other minor wording changes for clarity.

1.4 Enforcement - Contractors, SUPPLIERs and Contractor and SUPPLIER’s Employees and Subcontractors shall protect CINGULAR Information Resources in accordance with the terms and conditions of applicable contractual agreements between the Contractor or SUPPLIER and CINGULAR. In addition, it s the responsibility of all Contractors, SUPPLIERs and Contractor and SUPPLIER’s Employees and Subcontractors to comply with federal, state, and local acts, statutes, and regulations which relate to the control and authorized use of a company’s information resources.

Violations of any of the above shall be reported to the appropriate CINGULAR Security Organization.

1.5 Accountability - Contractors and SUPPLIERs are responsible for ensuring that they, and their Employees and Subcontractors who work with CINGULAR accounts on their behalf, comply with Section 2 of this document.

1.6 Remedies - Failure of a Contractor or SUPPLIER, or a SUPPLIER’s Employee or Subcontractor to comply with the requirements of Section 2 of this CSS-TR may result in remedies up to and including termination of the contractual agreement or any other rights that CINGULAR may have in equity and law.

2. Contractor and SUPPLIER Responsibilities

2.1 General - Contractor and/or SUPPLIER shall:

•	Permit CINGULAR to inspect, at its discretion, all computer equipment utilized in the conduct of CINGULAR business whether such equipment is owned, leased or controlled by the Contractor, SUPPLIER or the Contractor or SUPPLIER’s Employees and Subcontractors.

•	Protect and otherwise secure all CINGULAR proprietary and/or private data and information

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

including, data and information concerning CINGULAR’s employees. This includes data and information derived or assimilated.

•	Use CINGULAR proprietary information and/or data including information and data concerning CINGULAR’s employees only as authorized in this agreement.

•	Return and otherwise support CINGULAR in any attempt to have returned, CINGULAR proprietary and/or private data/information and other resources used or obtained in the performance of this agreement unless other arrangements are made and approved by both parties in writing.

•	Ensure that each Contractor and SUPPLIER’s Employee and Subcontractor who will access a CINGULAR Information Resource is aware of (1) the security information in Exhibit 3 of this document, and (2) that CINGULAR has written Security Standards as listed in Exhibit 2.

•	Provide each Contractor and SUPPLIER’s Employee and Subcontractor with a copy of Exhibits 2 and 3 of this document if requested. Copies should be made locally as needed.

•	Ensure that Contractor and/or SUPPLIER is bound by a nondisclosure agreement and/or an information exchange agreement with CINGULAR.

•	Ensure that each of Contractor and SUPPLIER’s employees is covered by a legally binding nondisclosure agreement and/or information exchange agreement between their employer and CINGULAR.

•	Ensure that Contractor and SUPPLIER’s subcontractors are covered by a nondisclosure and/or information’ exchange agreement with Contractor or SUPPLIER.

•	Perform an appropriate background check to ensure that no person assigned to a CINGULAR account is allowed access to a CINGULAR Information Resource if the person:

•	has been convicted of a felony offense,

•	has been convicted of a misdemeanor offense related to computer security, theft, fraud or violence, or

•	is currently awaiting trial for any of the above-stated offenses.

•	Support any effort by CINGULAR to perform its own background check of individuals assigned to a CINGULAR account:

•	As a part of a random sampling for security verification purposes,

•	As a part of regular screenings to strengthen CINGULAR security, or

If CINGULAR has reasonable cause to suspect one is needed.

NOTE: For the purposes of the document, an appropriate background check shall consist of research at the county courthouse level for the felony and misdemeanor offenses described above and any pending trial dates for such offenses. Research shall be conducted in all the counties in which the Employee or Subcontractor has resided within the five years prior to proposed assignment to CINGULAR.

•	Have each of its employees, subcontractors, agents and representatives who will access a CINGULAR Information Resource provide the information requested and sign a copy of the CINGULAR Form RF-6835 shown as Exhibit I to this document, and

•	Complete the “Employing Company Certification” section and forward the signed form RF-6835 to the GIN GULAR Sponsor assigned responsibility for the Contractor and SUPPLIER’s Employees and Subcontractors.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

3. Security Waivers

3.1 Request for Waiver - A prospective Contractor or SUPPLIER shall comply with the requirements of Paragraph 2.1 above unless a security waiver is approved in advance. The waiver request shall document the changes/deviations needed or desired and must also specify the following:

•	Reason for the request,

•	Available alternative(s), if any, and

•	Reason why the request should be accepted.

3.2 Waiver Submission and Approval - Waiver requests shall be submitted through the appropriate CINGULAR Security Management which will either approve the waiver request, negotiate changes/conditions necessary for approval of the waiver request, or deny the waiver request. If a waiver request is denied, the denial may be appealed by a CINGULAR management person using the variance process documented in CINGULAR Corporate Security Standard (CSS) 000-100, Security Management Process.

CINGULAR Corporate Security Management has the sole responsibility for waiver and variance approval in CINGULAR. Contractors and SUPPLIERs shall comply with these standards unless a written waiver or variance is issued as noted above.

3.3 Absence of Waiver - Contractors and SUPPLIERs are hereby notified that this CINGULAR Corporate Security Standard Technical Reference shall be enforced in its entirety, and the involved Contractor/SUPPLIER shall be held in breach of his/her/its agreement with CINGULAR for any omission, unless a waiver is approved, as noted above, for any requirement in paragraph 2.1.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

Exhibit 1

RF-6835

(6/2001)

Contract Personnel & Certification

for Use Contract Person’s Employer

I have read and acknowledge the CINGULAR Vendor, Contractor and SUPPLIER Personnel Security Requirements.

By:	Date:

(Signature)	(MMDDYYYY)

Name:

(Type or Print the Name of the Person)

Social Security Number: _______________________________	Date of Birth:

(MMDDYYYY)

Employing Company Certification

The above named employee of _____________________________________________ has signed above and acknowledged receipt of the CINGULAR Vendor, Contractor and SUPPLIER Personnel Security Requirements. This person is covered by a legally binding nondisclosure agreement between CINGULAR and my company.

Employing Company Representative: _________________________ Date:_______________________________
(Authorized Signature)	(MMDDYYYY)

Name:	Title:
(Type or Print Name of Employing Company Representative Signing Above)

Company Name: Tel. Number: _________________

Business Address: _______________________________________________________

Provide the original of this form to the CINGULAR manager sponsoring this person’s work.

Name of CINGULAR Sponsor: ___________________ Tel. Number _____________ (Type or Print Name)

The CINGULAR Sponsor shall (1) retain this form for one year after the person’s work has ended, and (2) provide a copy of this form to the appropriate CINGULAR Security organization.

Reproduce Locally

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

Exhibit 2

CINGULAR [*] Standards

The following list provides general information about CINGULAR’s current Corporate Security Standards, which are available for, reference purposes. This list is subject to change without further notice. If needed, copies of these Standards may be obtained through your CINGULAR Sponsor when required for work being performed for CINGULAR.

[*]

400-200-TR Security Requirements for Purchased or Externally Developed Computer Systems, Applications and Software *

[*]

400-400-TR Security Requirements for System or Network Access by Vendor. Contractor and SUPPLIER Personnel *

[*]

* Not proprietary

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

Agreement No: PAR.4-SJA-120102-02

Effective Date: December 1, 2002

[*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.